                                            [THE BANK OF NOVA SCOTIA LETTERHEAD]


                                                               [SCOTIABANK LOGO]



November 1, 2000

International Menu Solutions, Inc.
350 Creditstone Road
Suite 202
Concord, Ontario, L5K3Z2

Attention: M.A. Steel, President

Dear Sir:

     We are pleased to confirm that, subject to acceptance by you, The Bank of Nova Scotia (the "Bank") will make available to International Menu Solutions Inc. (the "Borrower"), credit facilities on the terms and conditions set out in the attached Terms and Conditions Sheet and in Schedule "A".

     If the arrangements set out in this letter, and in the attached Terms and Conditions Sheet and Schedule "A" (collectively the "Commitment Letter") are acceptable to you, please sign the enclosed copy of this letter in the space indicated below and return the letter to us by the close of business on November 14, 2000 after which date this offer will lapse.

     This Commitment Letter replaces all previous commitments issued by the Bank to the Borrower.

                              Yours very truly,





/s/ Clare W. Mac Donald                         /s/ Zenon A.G. Iwackiw
________________________________                _____________________________
Clare W. Mac Donald                             Zenon A.G. Iwackiw
Senior Account Manager                          Asst. General Manager
                                                & Centre Manager


     The arrangements set out above and in the attached Terms and Conditions Sheet and Schedule "A" (collectively the "Commitment Letter") are hereby acknowledged and accepted by:

                                                 GUARANTORS
INTERNATIONAL MENU SOLUTIONS INC.                PRIME FOODS PROCESSING INC.
_________________________________                ______________________________


By: /s/ MICHAEL STEELE                           By:  /s/ MICHAEL STEELE
   ______________________________                ______________________________
Title:                                           Title:


By:                                              By:
   ______________________________                ______________________________
Title:                                           Title:

Date:____________________________                Date:_________________________

TRANSCONTINENTAL GOURMET FOODS INC.           TASTY SELECTIONS INC.
----------------------------------            ----------------------------------
Name                                          Name

BY:    /s/ MICHAEL STEELE                     BY:    /s/ MICHAEL STEELE
       ---------------------------                   ---------------------------
Title: DIRECTOR           Nov 3/00            Title: DIRECTOR           Nov 3/00



                                              D.C. FOOD PROCESSING INC./
HUXTABLE'S KITCHENS INC.                      1005549 ONTARIO LIMITED
----------------------------------            ----------------------------------
Name                                          Name

By:    /s/ MICHAEL STEELE                     By:    /s/ MICHAEL STEELE
       ---------------------------                   ---------------------------
Title: DIRECTOR                               Title: DIRECTOR

Date:  Nov 3/00                               Date:  Nov 3/00
       ---------------------------                   ---------------------------




THE ULTIMATE COOKIE CO. INC.                  INTERNATIONAL MENU SOLUTIONS CORP.
----------------------------------            ----------------------------------
Name                                          Name

By:    /s/ ALLAN GREENSPOON                   By:    /s/ MICHAEL STEELE
       ---------------------------                   ---------------------------
       ALLAN GREENSPOON                       Title: PRESIDENT
Title: DIRECTOR                               Date:  Nov 3/00
Date:  Nov 3/00                                      ---------------------------
       ---------------------------




                                              By:    /s/ MICHAEL STEELE
                                                     ---------------------------
                                                     MICHAEL STEELE

                                              Date:  Nov 3/00
                                                     ---------------------------

                                                                          Page 1
                              TERMS AND CONDITIONS

CREDIT NUMBER: 01                                 AUTHORIZED AMOUNT: $10,000,000
________________________________________________________________________________

TYPE

          Operating

PURPOSE

          General operating requirements

CURRENCY

          Canadian dollars and/or U.S. Dollar equivalent (maximum U.S. Dollar availment $2,000,000 at any time).

AVAILMENT

          The Borrower may avail the Credit by way of direct advances evidenced by Agreement re Operating Credit Line and/or Bankers' Acceptances in Canadian dollars in multiples of $500,000 and having terms of maturity of 30 to 180 days without grace and/or Letters of Guarantee and/or Standby Letters of Credit (with each availment subject to completion of an Application and Agreement for Letter of Guarantee and/or Irrevocable Standby Letter of Credit in a form satisfactory to the
          Bank). Availment by way of Letters of Guarantee and/or Standby Letters of Credit is not to exceed an aggregate of $300,000 CAD.

          NOTE: DURING THE PERIOD JANUARY 1ST THROUGH JULY 31ST, MAXIMUM AGGREGATE AVAILMENT UNDER THIS FACILITY IS LIMITED TO $7,500,000 CAD.

INTEREST RATE

          The Bank's Prime Lending Rate from time to time, plus 1/2% per annum with interest payable monthly.

          The Bank's U.S. Dollar Base Rate in Canada, from time to time, plus 1/2% per annum with interest payable monthly.

FEE

          Bankers' Acceptance Fee of 2% per annum, subject to a minimum fee of $500 per availment, payable at time of acceptance.



COMMISSION LETTERS OF GUARANTEE/STANDBY LETTERS OF CREDIT

          1% per annum, calculated on the issue amount, based on increments of 30 days or multiples thereof, from date of issuance to expiry date. Periods of less than 30 days will be counted as a thirty day increment. The amount is subject to the Bank's minimum fee as well as revision at any time and is payable upon issuance.

REPAYMENT

          Advances are repayable on demand.

REPAYMENT

     Advances are repayable on demand.

SPECIFIC SECURITY

     The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

          Bankers' Acceptance Agreement.

SPECIFIC CONDITION

     Until all debt and liabilities under the Credit have been discharged in full, the following conditions will apply in respect of the Credit:

          Combined Operating loans, Bankers' Acceptances, Letters of Guarantee and Standby Letters of Credit are not to exceed at any time the "Borrowing Base" which is defined as the aggregate of 80% of good quality accounts receivable (excluding accounts over 90 days, accounts due by employees, offsets and inter-company accounts) less security interests or charges held by other parties and specific payables which have or may have priority over the Bank's security plus 35% of net inventory in frozen category, less security interests or charges held by other parties and specific payables which have or may have priority over the Bank's security. Advances against inventory are limited to $2,500,000 apart from the period September 5, 2000 to November 30, 2000, when advances against inventory are limited to $4,000,000. Net Inventory is defined as the sum of finished goods, work-in-progress and raw materials valued at the lower of cost or market. Under 30 day payables are not deducted from inventory. (US Dollar deposits are deducted from outstanding loans when calculating Borrowing Base).


CREDIT NUMBER: 02                                 AUTHORIZED AMOUNT: $4,000,000

TYPE

     Special Operating, available until January 15, 2002

PURPOSE

     General Operating Requirements

CURRENCY

     Canadian dollars

AVAILMENT

     The Borrower may avail the Credit by way of direct advances evidenced by Agreement to Operating Credit Line and/or demand promissory notes. (The amount availed under the credit is limited to the amount of the guarantee provided by Foundation Trust)

INTEREST RATE

     The Bank's Prime Lending Rate from time to time, plus 1/2% per annum with interest payable monthly.

REPAYMENT

     Advances are repayable on or before January 15, 2002 or on demand, whichever comes first. In any event the amount of the credit is to reduce to $3,000,000 by December 31, 2000.

SPECIFIC SECURITY

     The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

          Guarantee given by the following with corporate seal and resolution in the amount shown with recourse under the guarantee limited to the value of the good quality bonds and stocks referred to below:

                      NAME                        AMOUNT

               Foundation Trust                   $4,000,000

               To be reduced to $3,000,000 by December 31, 2000 in conjunction with "Repayment" above.

               To be secured by hypothecation of good quality bonds and stocks listed on a recognized stock exchange and having a minimum value of $5 per share.

SPECIFIC CONDITION

     Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

          Good quality readily realizable securities to margin Operating Loans by 50% at all times, increasing to 100% at all times as at January 1, 2001. (If Government of Canada and/or Provincial Treasury Bills and/or cash is provided as security, then these are to fully cover operating loans at all times).

CREDIT NUMBER: 03                                   AUTHORIZED AMOUNT $3,500,000
--------------------------------------------------------------------------------

TYPE

     364 Day Revolving Term

     This facility may be drawn down up to and including August 3, 2001. The Borrower has the option, provided at least 60 days written notice has been provided to request extension of the facility for a further 364 days, with such extension subject to no event of default having occurred and subject to Bank approval.

PURPOSE

     To finance sundry equipment

CURRENCY

     Canadian dollars

AVAILMENT

     The Borrower may avail the Credit by way of direct advances evidenced by Demand Promissory Notes.


INTEREST RATE

     The Bank's Prime Lending Rate from time to time, plus 1 1/4% per annum with interest payable monthly.

FEE

     A Standby Fee of 1/2% per annum on the daily unused portion of the Credit is payable monthly from August 1, 1999, with the proviso that if in any given month the average utilization is $2,500,000 or more, no Standby Fee will apply.

DRAWDOWN

     Advances are to be made in minimum multiples of $250,000.

REPAYMENT

     Advances are repayable on demand.

PREPAYMENT

     Prepayment is permitted without penalty at any time in whole or in part.

SPECIFIC SECURITY

     The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

          Schedule "A" to the General Security Agreement covering the equipment purchased.

SPECIFIC CONDITION

     Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

          Prior to any drawdown, the Bank is to be satisfied with the quality, value and eligibility of all assets to be financed.

OPTIONAL AVAILMENTS WITHIN CREDIT NO. 3 ABOVE

     The Borrower has the following availment options under the Credit:

OPTION 1 - TERM PROMISSORY NOTES

     At any time during the 364 day period, provided no event of default exists, the Borrower may convert to a term facility the whole, or a portion of outstandings as follows:

     AMOUNT:        Minimum of $250,000 per note amount

     AVAILMENT:     By Term Promissory Note

     TERM:          Up to 5 years

     FLOATING RATE: The Bank's Prime Lending Rate from time to time plus 1 1/4%
                    per annum with interest payable monthly.

     FIXED RATE:    The rate applicable to each advance will be set on the date of conversion based upon the Bank's Base for Fixed Rates plus 2 3/4% per annum, calculated and payable monthly.

REPAYMENT

     Each advance is repayable in up to 60 equal monthly installments of principal commencing within one month of each drawdown. The term of each advance is not to exceed 5 years and the amortization is not to exceed 5 years.

PREPAYMENT

     Floating Rate

     Prepayment is permitted without penalty at any time in whole or in part.

     Fixed Rate

     Prepayment of the loan in whole or in part is permitted at any time on payment of an amount equal to the greater of:

     i) three months simple interest at the rate applicable to the loan on the principal amount prepaid; and

     ii) the amount, if any, by which interest at the rate applicable to the loan exceeds interest at the prevailing rate at the time of prepayment calculated on the amount of the principal prepayment for the remaining term of the loan. The "prevailing rate at the time of prepayment" is the rate applicable to the loan adjusted to reflect any change in the Bank's all-in cost of funds for the remaining term of the loan as determined by the Bank.

OPTION 2 - NON-REVOLVING (SCOTIA LEASING)

AMOUNT

     Minimum of $250,000 per Lease contract

AVAILMENT

     The Borrower and the Alternate Borrowers as listed below may avail the credit by Lease Agreements/Conditional Sales Contracts with appropriate supporting documentation:

          Borrower                                Maximum Permitted
          --------                                -----------------

          International Menu Solutions Inc.           $  100,000
          Prime Foods Processing Inc.                    430,000
          Transcontinental Gourmet Foods Inc.          1,020,000
          Tasty Selections Inc.                        1,030,000
          D.C. Food Processing Inc.                      830,000
          The Ultimate Cookie Co. Inc.                    90,000
                                                      ----------
                                                      $3,500,000
                                                      ==========

INTEREST RATE

     Floating Rate

     The base payment applicable to each contract will be set on the commencement date of the contract based upon the Bank's Prime Lending Rate plus 1 1/4% per annum, calculated and payable monthly. The total periodic payment will be adjusted monthly with changes in the Bank's Prime Lending Rate.

     Fixed Rate

     The payment applicable to each contract will be set on the commencement date of the contract based on the published Scotia Leasing's Base Rate plus 2 3/4% per annum, calculated and payable monthly.

REPAYMENT

     Leases and/or conditional sale contracts are repayable in accordance with the terms and conditions of each respective lease or conditional sale contract. The maximum term of any such lease or conditional sale contract shall not exceed 60 months.

     At the end of the term to option, the lessee shall elect one of the following options:

     a.   purchase the equipment for not more than 20% of the original cost;

     b. allow a third party who has agreed with the Bank to purchase the equipment for not more than 20% of the original cost;

     c. rent the equipment for an additional term and revised rent payment to be authorized by the Bank.

PREPAYMENT

     Leases and/or conditional sale contracts are not cancellable, and no prepayments of principal are permitted.

SPECIFIC SECURITY

     The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

           Lease Agreements/Conditional Sale Contracts covering equipment leased/financed, together with applicable supporting documentation.

           Comprehensive General Liability insurance for a minimum of $2,000,000 per occurrence with the Bank recorded as an additional name insured. All risks insurance covering the replacement value of the equipment with the Bank recorded as loss payee and additional named insured.

           Resolution of Directors authorizing leases.

           Progress Payment Agreement under which the Borrower may act on behalf of the Bank in the ordering and acquisition of equipment to be leased. The total cost of the equipment to be acquired under this agreement shall not exceed the amount of this credit.

SPECIFIC CONDITION

     Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

           Prior to any drawdown, the Bank is to be satisfied with the quality, value, and eligibility of all assets to be leased or financed.

     NOTE: THE AGGREGATE OF OUTSTANDINGS UNDER THE 364 DAY REVOLVING TERM AND
           OPTIONS 1 AND 2 AVAILED BY THE BORROWER AND/OR THE ALTERNATE BORROWERS IS NOT TO EXCEED $3,500,000 AT ANY TIME.


CREDIT NUMBER: 04                                 AUTHORIZED AMOUNT:  $1,500,000
--------------------------------------------------------------------------------

TYPE

   Non-Revolving

PURPOSE

     To finance 70% of the cost sundry equipment (30% down payment required up-front).

CURRENCY

     Canadian dollars

AVAILMENT

     The Borrower may avail the Credit by way of direct advances evidenced by Demand Promissory Notes.

INTEREST RATE

          Floating Rate

          The Bank's Prime Lending Rate from time to time, plus 1 1/2% per annum with interest payable monthly.

          Fixed Rate

          The Borrower has the option to fix the interest rate for the balance of the term of the loan at any time until December 31, 2000, subject to availability. Rates will be quoted upon request.

DRAWDOWN

          Advances are to be made in minimum multiples of $100,000.

          The loan is to be fully drawn down by December 31, 2000.

REPAYMENT

          Each advance is repayable in 60 equal instalments of principal commencing within 30 days of each drawdown. The term of each advance is 5 years and the amortization is 5 years.

PREPAYMENT

          Floating Rate

          Prepayment is permitted without penalty at any time in whole or in part.

          Fixed Rate

          Prepayment of the loan in whole or in part is permitted at any time on payment of an amount equal to the greater of:

          i) three months simple interest at the rate applicable to the loan on the principal amount prepaid; and

          ii) the amount, if any, by which interest at the rate applicable to the loan exceeds interest at the prevailing rate at the time of prepayment calculated on the amount of the principal prepayment for the remaining term of the loan. The "prevailing rate at the time of prepayment" is the rate applicable to the loan adjusted to reflect any change in the Bank's all-in cost of funds for the remaining term of the loan as determined by the Bank.

SPECIFIC SECURITY

          The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the
          Credit:

                    Schedule "A" to the General Security Agreement covering the equipment purchased.

SPECIFIC CONDITION

     Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

          Prior to any drawdown, the Bank is to be satisfied with the quality, value and eligibility of all assets to be financed.

OPTIONAL AVAILMENTS WITHIN CREDIT NO. 4 ABOVE
---------------------------------------------

     The Borrower has the following availment option under the Credit:

OPTION 1 - NON-REVOLVING (SCOTIA LEASING)
-----------------------------------------

AMOUNT

     Minimum of $100,000 per Lease contract representing up to 70% of cost of item leased with 30% lease deposit required up-front, and held until the end of the lease term.

AVAILMENT

     Lease Agreements/Conditional Sales Contract with appropriate supporting documentation.

INTEREST RATE

     Floating Rate
     -------------

     The base payment applicable to each contract will be set on the commencement date of the contract based upon the Bank's Prime Lending Rate plus 1 1/2% per annum, calculated and payable monthly. The total periodic payment will be adjusted monthly with changes in the Bank's Prime Lending Rate.

     Fixed Rate
     ----------

     The payment applicable to each contract will be set on the commencement date of the contract based on the published Scotia Leasing's Base Rate plus 3% per annum, calculated and payable monthly.

REPAYMENT

     Leases and/or conditional sale contracts are repayable in accordance with the terms and conditions of each respective lease or conditional sale contract. The maximum term of any such lease or conditional sale contract shall not exceed 60 months.

     At the end of the term to option, the lessee shall elect one of the following options:

     a.   purchase the equipment for not more than 30% of the original cost;

     b. allow a third party who has agreed with the Bank to purchase the equipment for not more than 30% of the original cost;

     c. rent the equipment for an additional term and revised rent payment to be authorized by the Bank.

PREPAYMENT

     Leases and/or Conditional Sale Contracts are not cancellable, and no prepayments of principal are permitted.

SPECIFIC SECURITY

     The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

          Lease Agreements/Conditional Sale Contracts covering equipment leased/financed, together with applicable supporting documentation.

          Comprehensive General Liability insurance for a minimum of $2,000,000 per occurrence with the Bank recorded as an additional named insured. All risks insurance covering the replacement value of the equipment with the Bank recorded as loss payee and additional named insured.

          Resolution of Directors authorizing leases.

          Progress Payment Agreement under which the Borrower may act on behalf of the Bank in the ordering and acquisition of equipment to be leased. The total cost of the equipment to be acquired under this agreement shall not exceed the amount of this credit.

SPECIFIC CONDITION

     Until all debts and liabilities under the Credit have been discharged in full, the following condition will apply in respect of the Credit:

          Prior to any drawdown, the Bank is to be satisfied with the quality, value, and eligibility of all assets to be leased or financed.

     NOTE: THE AGGREGATE OF OUTSTANDINGS UNDER ADVANCES PAYABLE ON DEMAND AND
           OPTION 1 IS NOT TO EXCEED $1,500,000 AT ANY TIME.

ADDITIONAL FACILITY
-------------------

     Subject to availability and execution of mutually satisfactory documentation, the Borrower may enter into Forward Exchange Contracts with the Bank for maximum terms of up to one year.

     Maximum aggregate Forward Exchange Contracts outstanding at any one time are not to exceed $7,500,000 USD.

GENERAL FEES
------------

     A Commitment Fee of $25,000 is payable upon acceptance of this commitment.

     A Loan Administration Fee of $1,500 per month is payable by the Borrower.

OTHER FEES

     In addition to, and not in substitution for the obligations of the Borrower and the rights of the Bank upon the occurrence of an event of default herein, the Borrower shall pay to the Bank Loan Administration fees of:

     a) $250 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which the Borrower is late in providing the Bank with financial or other information required herein;

     b) $250 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which loan payments of principal, interest or other amounts are past due; and

     c) $1,000 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which the Borrower is in default of any other term or condition contained in this Commitment Letter or in any other agreement to which the Borrower and the Bank are parties.

     The imposition or collection of fees does not constitute an expressed or implied waiver by the Bank of any event or default or any of the terms or conditions of the lending arrangements, security or rights arising from any default. Fees may be charged to the Borrower's deposit account when incurred.

CONDITIONS PRECEDENT

     CONTINUATION OF EXISTING CREDITS AND PRIOR TO ANY ADVANCES BEING MADE UNDER FACILITY (NO. 4), THE BANK IS TO BE PROVIDED WITH EVIDENCE OF INJECTION OF A MINIMUM OF $5,800,000 ADDITIONAL EQUITY BY WAY OF DEEPLY SUBORDINATED DEBT AND/OR CONVERTIBLE DEBENTURES AND/OR COMMON SHARES, WITH DOCUMENTATION, AS APPROPRIATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE BANK (AS EVIDENCED BY THE SEPTEMBER 30, 2000 INTERIM FINANCIAL STATEMENTS).

GENERAL SECURITY, TERMS AND CONDITIONS APPLICABLE TO ALL CREDITS

GENERAL SECURITY

     The following security, evidenced by documents in form satisfactory to the Bank providing for a first security interest on all assets and undertakings of the company, except for specific permitted encumbrances to be identified and agreed to by the Bank securing loans to other creditors, registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credits:

          General Assignment of Book Debts.

          General Security Agreement over all present and future personal property with appropriate insurance coverage, loss if any, payable to the Bank.

          Life Insurance in the face amount of $2,000,000 on the life of Michael Steele assigned to the Bank.

          Priority Agreement with Sub Debt/Debenture Lenders and Business Development Corporation giving the Bank priority over all assets except specific assets financed by other parties.

          Guarantees given by the following (with corporate seals and resolutions as applicable) in the amounts shown:

                  NAME                                                  AMOUNT

             Prime Foods Processing Inc.*                              Unlimited
             Transcontinental Gourmet Foods Inc.*                      Unlimited
             Tasty Selections, Inc.                                    Unlimited
             D.C. Food Processing Inc./*
               1005549 Ontario Limited*                                Unlimited
             Huxtable's Kitchens Inc.*                                 Unlimited
             International Menu Solutions Corp.*                       Unlimited
             The Ultimate Cookie Co. Inc.                              Unlimited
        (1)  1119984 Ontario Limited o/a Soups On*                     Unlimited

          To be secured by:          (1) To be provided once acquisition
                                    closes.

          * General Security Agreement over all present and future personal property with appropriate insurance coverage, loss if any, payable to the Bank.

            Guarantee by International Menu Solutions Inc., (with Corporate Seal and Resolution as applicable) in an unlimited amount to each alternate borrower as identified above under Credit No. 03 - Option 2.

            Agreement re: Operating Credit Line.

GENERAL CONDITIONS

     Until all debts and liabilities under the Credits have been discharged in full, the following conditions will apply in respect of the Credits:

          "Consolidation" as it appears hereunder pertains to the Consolidated Financial Statements of International Menu Solutions Corp.

          The ratio of consolidated Debt (including deferred taxes) to consolidated Tangible Net Worth (TNW) is not to exceed 2.5:1, improving to 2:1 by October 31, 2000 (as evidenced by the October 31, 2000 interim financial statements). For the purposes of this calculation the amount of advances outstanding under Credit Number 02 will be excluded from the total of consolidated Debt.

TNW is defined as the sum of share capital, earned and contributed surplus, postponed funds, deeply subordinated debt having maturities in excess of one year and convertible debentures (except up to $5,200,000 in deeply subordinated loans/debentures now to be provided, having a term of 9 months from date of closing, but on the understanding any repayment/redemption is only permitted if all conditions remain onside subsequent to such repayment/redemption) less (i) amounts due from officers/affiliates, (ii) investments in affiliates, and (iii) intangible assets as defined by the Bank.

The ratio of consolidated current assets to consolidated current liabilities is to be maintained at all times at 1:1 or better, improving to 1.25:1 by October 31, 2000 (as evidenced by the October 31, 2000 interim financial statements). For the purposes of this calculation the amount of advances outstanding under Credit Number 02 will be excluded from current liabilities.

Without the Bank's prior written consent (which will not be unreasonably withheld):

     No dividends, withdrawals, bonuses, advances to shareholders, management or affiliates are permitted.

     No change in ownership is permitted.

     No mergers, acquisitions or change in the Borrower's line of business are permitted (other than acquisitions consummated as at the date of this Commitment Letter).

     Cumulative consolidated capital expenditures are not to exceed $6,000,000 for the fiscal year ending December 31, 2000.

     The Borrower will not grant or permit a Purchase Money Security Interest to any supplier or creditor.

     Guarantees or other contingent liabilities are not to be entered into and assets are not to be further encumbered.

The Borrower shall permit the Bank, or its agents, access, at all reasonable times, to all premises where the collateral covered by the Bank's security may be located and the Bank or its agents may inspect such collateral and all related documents and records.

For ongoing Credit Risk management purposes, all operating accounts of the Borrower shall be maintained with the Bank as long as the Borrower has any operating line facilities with the Bank.

GENERAL BORROWER REPORTING CONDITIONS

     Until all debts and liabilities under the Credits have been discharged in full, the Borrower will provide the Bank with the following:

          Annual Audited Consolidated Financial Statements of International Menu Solutions Corp. within 120 days of its fiscal year end, duly signed.

          Annual Prepared Unconsolidated Financial Statements for International Menu Solutions Corp., the Borrower and all subsidiaries, within 120 days of each fiscal year end, duly signed.

          Monthly Consolidated statement of International Menu Solutions Corp. and Unconsolidated Financial Statements of the Borrower and all subsidiaries within 60 days of period end.

          A Consolidated Statement of Security monthly, to include information on inventory, accounts receivable and accounts payable, within 20 days of period end.

          Quarterly Aged Listing of Receivables within 20 days of period end.

          Quarterly Aged Listing of Trade Accounts Payable within 20 days of period end.

          Business Plan, including financial projections, for the year ended December 31, 2001 is to be submitted by November 30, 2000.

                                   SCHEDULE A

                   ADDITIONAL TERMS AND CONDITIONS APPLICABLE
                                 TO ALL CREDITS

     (In the event of a conflict, the terms and conditions of any lease agreement and/or conditional sale contract supersede the terms and conditions in this Schedule A with regard to such leases and/or conditional sale contracts).

Calculation and Payment of Interest

1. Interest on loans/advances made in Canadian dollars will be calculated on a daily basis and payable monthly on the 22nd day of each month (unless otherwise stipulated by the Bank). Interest shall be payable not in advance on the basis of a calendar year for the actual number of days elapsed both before and after demand of payment or default and/or judgment.

Interest on Overdue Interest

2. Interest on overdue interest shall be calculated at the same rate as interest on the loans/advances in respect of which interest is overdue, but shall be compounded monthly and be payable on demand, both before and after demand and judgment.

Calculation and Payment of Bankers' Acceptance Fee

3. The fee for the acceptance of each Bankers' Acceptance will be payable on the face amount of each Bankers' Acceptance at the time of acceptance of each draft calculated on the basis of a calendar year for the actual number of days elapsed from and including the date of acceptance to the due date of the draft.

Indemnity Provision

4. If the introduction or implementation of, or any change in, or in the interpretation of, or any change in its application to the Borrower of, any law or any regulation or guideline issued by any central bank or other governmental authority (whether or not having the force of law), including, without limitation, any reserve or special deposit requirement or any tax (other than tax on the Bank's general income) or any capital requirement, has due to the Bank's compliance the effect, directly or indirectly, of (i) increasing the cost to the Bank of performing its obligations hereunder or under the cost to the Bank of performing its obligations hereunder or under any availment hereunder; (ii) reducing any amount received or receivable by the Bank or its effective return hereunder or in respect of any availment hereunder or on its capital; or
     (iii) causing the Bank to make any payment or to forgo any return based on any amount received or receivable by the Bank hereunder or in respect of any availment hereunder, then upon demand from time to time the Borrower shall pay such amount as shall compensate the Bank for any such cost, reduction, payment or forgone return (collectively "Increased Costs") as such amounts are calculated in a certificate reasonably prepared by the Bank.

     In the event of the Borrower becoming liable for such Increased Costs, the Borrower shall have the right to prepay in full, without penalty, the outstanding principal balance under the affected credit other than the face amount of any document or instrument issued or accepted by the Bank for the account of the Borrower, including, without limitation, a Letter of Credit, a Letter of Guarantee or a Bankers' Acceptance. Upon any such prepayment, the Borrower shall also pay the then accrued interest on the amount prepaid and the Increased Costs to the date of prepayment together with such amount as will compensate the Bank for the cost of any early termination of its funding arrangements in accordance with its normal practices, as such amounts are calculated in a certificate reasonably prepared by the Bank.

Environment

5.   The Borrower agrees:

     (a) To obey all applicable laws and requirements of any federal, provincial, or any other governmental authority relating to the environment and the operation of the business activities of the Borrower;

     (b) to allow the Bank access at all times to the business premises of the Borrower to monitor and inspect all property and business activities of the Borrower;

     (c) to notify the Bank from time to time of any business activity conducted by the Borrower which involves the use or handling of hazardous materials or wastes or which increases the environmental liability of the Borrower in any material manner;

     (d) to notify the Bank of any proposed change in the use or occupation of the property of the Borrower prior to any change occurring;

     (e) to provide the Bank with immediate written notice of any environmental problem and any hazardous materials or substances which have an adverse effect on the property, equipment, or business activities of the Borrower and with any other environmental information requested by the Bank from time to time.

     (f) to conduct all environmental remedial activities which a commercially reasonable person would perform in similar circumstances to meet its environmental responsibilities and if the Borrower fails to do so, the Bank may perform such activities; and

     (g) to pay for any environmental investigations, assessments or remedial activities with respect to any property of the Borrower that may be performed for or by the Bank from time to time.

   If the Borrower notifies the Bank of any specified activity or change or provides the Bank with any information pursuant to subsections (c), (d), or
   (e), or if the Bank receives any environmental information from other sources, the Bank, in its sole discretion, may decide that an adverse change in the environmental condition of the Borrower or any of the property, equipment, or business activities of the Borrower has occurred which decision will constitute, in the absence of manifest error, conclusive evidence of the adverse change. Following this decision being made by the Bank, the Bank shall notify the Borrower of the Bank's decision concerning the adverse change.

   If the Bank decides or is required to incur expenses in compliance or to verify the Borrower's compliance with applicable environmental or other regulations, the Borrower shall indemnify the Bank in respect of such expenses, which will constitute further advances by the Bank to the Borrower under this Agreement.

Initial Drawdown

6. The right of the Borrower to obtain the initial drawdown under the Credit(s) is subject to the condition precedent that there shall not have been any material adverse changes in the financial condition or the environmental condition of the Borrower or any guarantor of the Borrower.

Periodic Review

7. The obligation of the Bank to make further advances or other accommodation available under any Credit(s) of the Borrower under which the indebtedness or liability of the Borrower is payable on demand, is subject to periodic review and to no adverse change occurring in the financial condition or the environmental condition of the Borrower or any guarantor.

Evidence of Indebtedness

8. The Bank's accounts, books and records constitute, in the absence of manifest error, conclusive evidence of the advances made under this Credit, repayments on account thereof and the indebtedness of the Borrower to the Bank.

Acceleration

9. (a) All indebtedness and liability of the Borrower to the Bank payable on demand, is repayable by the Borrower to the Bank at any time on demand:

(b) All indebtedness and liability of the Borrower to the Bank not payable on demand, shall, at the option of the Bank, become immediately due and payable, the security held by the Bank shall immediately become enforceable, and the obligation of the Bank to make further advances or other accommodation available under the Credits shall terminate, if any one of the following Events of Default occurs:


     (i) the Borrower or any guarantor fails to make when due, whether on demand or at a fixed payment date, by acceleration or otherwise, any payment of interest, principal, fees, commissions or other amounts payable to the Bank;

     (ii) there is a breach by the Borrower or any guarantor of any other term or condition contained in this Commitment Letter or in any other agreement to which the Borrower and/or any guarantor and the Bank are parties;

     (iii) any default occurs under any security listed in this Commitment Letter under the headings "Specific Security" or "General Security" or under any other credit, loan or security agreement to which the Borrower and/or any guarantor is a party;

     (iv) any bankruptcy, re-organization, compromise, arrangement, insolvency or liquidation proceedings or other proceedings for the relief of debtors are instituted by or against the Borrower or any guarantor and, if instituted against the Borrower or any guarantor, are allowed against or consented to by the Borrower or any guarantor or are not dismissed or stayed within 60 days after such institution;

     (v) a receiver is appointed over any property of the Borrower or any guarantor or any judgement or order or any process of any court becomes enforceable against the Borrower or any guarantor or any property of the Borrower or any guarantor or any creditor takes possession of any property of the Borrower or any guarantor;

     (vi) any course of action is undertaken by the Borrower or any guarantor or with respect to the Borrower or any guarantor which would result in the Borrower's or guarantor's reorganization, amalgamation or merger with another corporation or the transfer of all or substantially all of the Borrower's or any guarantor's assets;

     (vii) any guarantee of indebtedness and liability under the Credit Line is withdrawn, determined to be invalid or otherwise rendered ineffective;

     (viii) any adverse change occurs in the financial condition of the Borrower or any guarantor.

     (ix)  any adverse change occurs in the environmental condition of:

          (A)  the Borrower or any guarantor of the Borrower: or

          (B) any property, equipment, or business activities of the Borrower or any guarantor of the Borrower.

Costs

10 All costs, including legal and appraisal fees incurred by the Bank relative to security and other documentation and the enforcement thereof, shall be for the account of the Borrower and may be charged to the Borrower's deposit account when submitted.